Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of SKYX Platforms Corp. (the “Company”) for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc-Andre Boisseau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023	By:	/s/ Marc-Andre Boisseau
Marc-Andre Boisseau
Chief Financial Officer
(Principal Financial and Accounting Officer)